UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒        Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

Illumina, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! ILLUMINA, INC. 2024 Annual Meeting Vote by May 15, 2024 11:59 PM ET Hextone, Inc. P.O. Box 91421 Farmingdale, NY 11735 148,294 322,224 OF 2 Ricky Campana P.O. Box 123456 Suite 500 30# 51 Mercedes Way Edgewood, NY 11717 FLASHID-JOB# You invested in ILLUMINA, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 16, 2024. Get informed before you vote View the Notice & Proxy Statement, Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 02, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # XXXX XXXX XXXX XXXX Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* May 16, 2024 10:00 AM PDT Meeting live via the Internet—please visit www.virtualshareholdermeeting.com/ILMN2024 *If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

Control # XXXX XXXX XXXX XXXX

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

ILLUMINA, INC.
2024 Annual Meeting
Vote by May 15, 2024
11:59 PM ET

Voting Items		Board Recommends
1.	Election of Directors **Nominees:**	
1A	Frances Arnold, Ph.D.	For
1B	Caroline D. Dorsa	For
1C	Robert S. Epstein, M.D.	For
1D	Scott Gottlieb, M.D.	For
1E	Gary S. Guthart, Ph.D.	For
1F	Stephen P. MacMillan	For
1G	Anna Richo	For
1H	Philip W. Schiller	For
1I	Susan E. Siegel	For
1J	Jacob Thaysen, Ph.D.	For
1K	Scott B. Ullem	For
2	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 29, 2024.	For
3	To approve, on an advisory basis, the compensation of the named executive officers as disclosed in the Proxy Statement.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof. You may attend the Meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked with the arrow on your proxy card or Notice of Internet Availability of Proxy Materials available and follow the instructions.

Under New York Stock Exchange rules, brokers may vote "routine" matters at their discretion if your voting instructions are not communicated to us at least 10 days before the meeting. **We will nevertheless follow your instructions, even if the broker's discretionary vote has already been given, provided your instructions are received prior to the meeting date.**

1.00000
322,224
148,294

FLASHID-JOB#